VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)

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Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF CLASS I DIRECTORS		FOR both nominees listed
	WITHHOLD AUTHORITY
							(except as marked to the
	to vote for both nominees
	Allan J. Bloostein and Martin Brody		contrary below)

(Instruction: To withhold authority for either nominee, write his name on the line provided below.)
___________________________________________________________________________


2.	To ratify the selection of Coopers & Lybrand as	FOR
	AGAINST  		ABSTAIN
	independent accountants for the Portfolio




VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)

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MANAGED MUNICIPALS PORTFOLIO II INC.				PROXY SOLICITED
BY THE BOARD OF DIRECTORS
The undersigned holder of shares of Managed Municipals Portfolio Inc.
(the "Portfolio"), a Maryland corporation, hereby appoints Heath B.
McLendon, Richard P. Roelofs, Francis J. McNamara, III and Lee D.
Augsburger attorneys and proxies for the undersigned with full powers of substitution and revocation, to represents the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Annual Meeting of
Shareholders of Managed Municipals Portfolio II Inc. to be held at the offices of the Portfolio, Two World Trade Center, New York, New
York on March 2, 1994 at 10:00 a.m., and any adjournment or
adjournments thereof.  The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated January 14, 1994 and hereby instructs said attorneys and proxies to vote said shares as indicated herein.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
Meeting.  A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.  The undersigned hereby revokes any proxy previously given.
										     PLEASE
SIGN, DATE AND RETURN
										PROMPTLY IN THE
ENCLOSED ENVELOPE

		Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

		DATE: _________________________________________
		_______________________________________________
		_______________________________________________
			Signature(s) (Title(s), if applicable)


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